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[LOGO] SECURITY BENEFIT SM                                                                     VARIFLEX VARIABLE ANNUITY APPLICATION

ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY, TOPEKA, KANSAS. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Complete the entire form to establish a new Variflex Variable Annuity Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Select the type:

   |_| Flexible Premium Deferred    |_| Single Premium Deferred    |_| Single Premium Immediate

Select the Qualification:
   |_| Non-Qualified   |_| 403(b) TSA   |_| Roth 403(b) TSA   |_| Traditional IRA   |_| Roth IRA

   |_| 401(a)          |_| 401(k)       |_| Roth 401(k)       |_| 457               |_| SEP-IRA       |_| SIMPLE IRA

Initial Contribution $ _________________________

FOR IRAS ONLY: Current Year $ _________________     Prior Year $ _________________     Rollover $ _________________________

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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant ______________________________________________________________________________________________ |_| Male |_| Female
                   First                                  MI                          Last

Mailing Address ____________________________________________________________________________________________________________________
                   Street Address                                       City                       State             ZIP Code

Residential Address_________________________________________________________________________________________________________________
(if different from mailing address)      Street Address                 City                       State             ZIP Code

Social Security Number/Tax I.D. Number _____________________________________   Date of Birth _______________________________________
                                                                                                          (mm/dd/yyyy)

Daytime Phone Number _____________________________________ Home Phone Number _______________________________________________________

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3. PROVIDE CONTRACTOWNER INFORMATION
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|_| Same as Annuitant

Name of Contractowner __________________________________________________________________________________________ |_| Male |_| Female
                       First                              MI                          Last

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                          City                       State             ZIP Code

Residential Address ________________________________________________________________________________________________________________
(if different from mailing address)      Street Address                 City                       State             ZIP Code

Social Security Number/Tax I.D. Number _____________________________________    Date of Birth ______________________________________
                                                                                                          (mm/dd/yyyy)

Daytime Phone Number _____________________________________ Home Phone Number _______________________________________________________

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                                                                                                                     Please Continue

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4. PROVIDE JOINT OWNER INFORMATION
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Name of Joint Owner ____________________________________________________________________________________________ |_| Male |_| Female
                     First                                MI                          Last

Mailing Address ____________________________________________________________________________________________________________________
                 Street Address                                         City                       State             ZIP Code

Residential Address ________________________________________________________________________________________________________________
(if different from mailing address)      Street Address                 City                       State             ZIP Code

Social Security Number ______________________________________________________   Date of Birth ______________________________________
                                                                                                          (mm/dd/yyyy)

Daytime Phone Number _____________________________________    Home Phone Number ____________________________________________________

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Primary Beneficiaries, please attach a separate list to the end of this application.

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                     PRIMARY BENEFICIARY NAME               DOB (MM/DD/YYYY)          RELATIONSHIP TO OWNER        % OF BENEFIT
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1.
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2.
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3.
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4.
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For additional Contingent Beneficiaries, please attach a separate list to the end of this application.

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                   CONTINGENT BENEFICIARY NAME              DOB (MM/DD/YYYY)          RELATIONSHIP TO OWNER        % OF BENEFIT
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1.
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2.
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6. PROVIDE REPLACEMENT INFORMATION
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DO YOU CURRENTLY HAVE ANY EXISTING ANNUITY OR INSURANCE POLICIES? |_| YES |_| NO

DOES THIS PROPOSED CONTRACT REPLACE OR CHANGE ANY EXISTING ANNUITY OR INSURANCE POLICY? |_| YES |_| NO

IF YES, PLEASE LIST THE COMPANY AND POLICY NUMBER.

Company Name _______________________________________________________   Policy Number _______________________________________________

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7. INDICATE INVESTMENT DIRECTIONS
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Please indicate your investment preferences below. Please use whole percentages totaling 100%

________ % AIM V.I. Basic Value

________ % AIM V.I. Capital Development

________ % AIM V.I. Global Health Care

________ % AIM V.I. International Growth

________ % AIM V.I. Mid Cap Core Equity

________ % AIM V.I. Real Estate

________ % American Century VP Ultra

________ % American Century VP Value

________ % Dreyfus IP Technology Growth

________ % Dreyfus VIF International Value

________ % MFS VIT Research International

________ % MFS VIT Total Return

________ % MFS VIT Utilities

________ % Oppenheimer Main Street Small Cap Fund/VA

________ % PIMCO VIT All Asset

________ % PIMCO VIT Commodity Real Return Strategy

________ % PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

________ % PIMCO VIT Low Duration

________ % PIMCO VIT Real Return

________ % Royce Micro-Cap

________ % Rydex VT Sector Rotation

________ % Salomon Brothers Variable Aggressive Growth

________ % Salomon Brothers Variable Small Cap Growth

________ % SBL Alpha Opportunity

________ % SBL Diversified Income

________ % SBL Enhanced Index

________ % SBL Equity

________ % SBL Equity Income

________ % SBL Global

________ % SBL High Yield

________ % SBL Large Cap Growth

________ % SBL Large Cap Value

________ % SBL Main Street Growth & Income

________ % SBL Managed Asset Allocation

________ % SBL Mid Cap Growth

________ % SBL Mid Cap Value

________ % SBL Money Market

________ % SBL Select 25

________ % SBL Small Cap Growth

________ % SBL Small Cap Value

________ % SBL Social Awareness

________ % Van Kampen LIT Comstock

________ % Van Kampen LIT Government

________ % Van Kampen UIF Equity and Income

________ % General Account

MUST TOTAL 100%

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8. SALARY INFORMATION
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PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION AND/OR DEDUCTION.

Contribution Amount (select all that apply):

   |_| Pre-tax Qualified Contribution of $_______________per year or_____________% per pay period.

   |_| After-tax Roth Contribution of $_______________per year or_____________% per pay period.

Beginning: ____________________________________________ Please skip the following month(s): ________________________________________
           Date (mm/dd/yyyy)

Will your employer match contributions? |_| Yes |_| No

Employer Name ______________________________________________________________________________________________________________________

Mailing Address ____________________________________________________________________________________________________________________
                 Street Address                                         City                       State             ZIP Code

Billing Statement Address __________________________________________________________________________________________________________
(if different from above)   Street Address                              City                       State             ZIP Code

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9. SET UP ELECTRONIC PRIVILEGES
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Transactions may be requested via telephone, Internet, or other electronic means by the Owner and/or servicing sales representative based on instructions of the Owner.

|_| I do NOT wish to authorize electronic privileges.

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10. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE
INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State
Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to
Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

|_| Check this box to receive a Statement of Additional Information.

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                                                                                                                     Please Continue

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11. PROVIDE SIGNATURE
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My signature below indicates to the best of my knowledge and belief the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

X_________________________________________________________________    ______________________________________________________________
   Signature of Owner                       Date (mm/dd/yyyy)          Signed at (City/State)

X_________________________________________________________________
   Signature of Joint Owner                 Date (mm/dd/yyyy)

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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

|_|   No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

|_|   Yes. If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments: __________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

Print Name of Representative _______________________________________________________________________________________________________

X __________________________________________________________________________________________________________________________________
  Signature of Representative                                                                                      Date (mm/dd/yyyy)

Address ____________________________________________________________________________________________________________________________
         Street Address                                                 City                       State             ZIP Code

Daytime Phone Number_________________________________________________    Email Address _____________________________________________

Representative License I.D. Number _____________________________________________________

Print Name of Broker/Dealer ________________________________________________________________________________________________________

For Registered Representative's Use Only

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                                Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                                                       Fax to: 1-785-368-1772
                                             Visit us online at www.securitybenefit.com
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[LOGO] SECURITY BENEFIT SM                          VARIABLE ANNUITY APPLICATION

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STATE FRAUD DISCLOSURES
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Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. This state fraud disclosure applies to all jurisdictions except KS, MN and the states listed below.

AR, DC, KY, ME, NM, OH AND PA ONLY - Any person who, knowingly and with intent to defraud any Insurance Company or other person, files an application for insurance or statement of claim containing materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

AZ ONLY - Upon written request, the Company will provide additional information regarding the benefits and provisions of this annuity contract to the Owner/Applicant. If for any reason, the Owner/Applicant is not satisfied with this annuity contract, the Owner/Applicant may return the contract within 10 days after the contract is delivered and receive a refund equal to the sum of the difference between the premiums paid, including any contract fees or other charges, and the amounts allocated to any separate accounts under the contract, and the value of the amounts allocated to any separate accounts under the contract on the date the returned contract is received by the Company.

CT ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, as determined by a court of competent jurisdiction.

FL ONLY - Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing false, incomplete, or misleading information is guilty of a felony of the third degree.

LA ONLY - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime may be subject to fines and confinements in prison.

NJ ONLY - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OK ONLY - WARNING: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of insurance fraud.

OR ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

TX ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud, as determined by a court of competent jurisdiction.

WA AND VT ONLY - Any person who knowingly presents a false or fraudulent claim for the payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

VA ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

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